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                                                                   EXHIBIT 23.1

                          CONSENT OF ERNST & YOUNG LLP



We consent to the reference to our firm under the caption "Experts" and "Selected Financial Data" and to the use of our report dated January 30, 1998, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-42633) and related Prospectus of ViaGrafix Corporation for the Registration of 4,400,000 shares of its common stock.




February 6, 1998                   /s/ ERNST & YOUNG LLP